PACIFIC SELECT FUND	SUPPLEMENT DATED JULY 1, 2003 TO THE PROSPECTUS DATED MAY 1, 2003

This supplement changes the fund’s prospectus effective July 1, 2003. This supplement must be preceded or accompanied by the Pacific Select Fund prospectus dated May 1, 2003. Remember to review the fund’s prospectus for other important information.

Telecommunications Portfolio

Information regarding Brian Hayward in Who manages the portfolio is replaced with the following:

William Keithler, CFA, is senior vice president and director of sector management of INVESCO. He rejoined INVESCO in 1998. He previously worked at INVESCO from 1986 to 1993 before joining Berger Associates in 1993. Mr. Keithler has over 20 years of investment experience, a BA from Webster College and an MS from the University of Wisconsin.

Form No.	15-25155-00
85-25156-00
PSFSUP703